Exhibit 10.1

SECOND AMENDMENT, dated as of February 28, 2008 (this “Second Amendment”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), and The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended as of March 6, 2007 (the “Series 2006-1 Indenture Supplement”), among the Issuer, the Administrator, the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and the Indenture Trustee, to the Base Indenture, dated as of March 7, 2006 (the “Base Indenture”), between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers.

W I T N E S S E T H:

WHEREAS, the Issuer has requested, and, upon this Second Amendment becoming effective, the Issuer, the Administrator and the Indenture Trustee have agreed and the Series 2006-1 Investor Noteholders and the Administrative Agent have consented, that certain provisions of the Series 2006-1 Indenture Supplement be amended in the manner provided for in this Second Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Defined Terms.  All capitalized terms defined in Schedule 1 to the Base Indenture or the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.

2. Amendments to Article 1(b).  Article 1(b) of the Series 2006-1 Indenture Supplement is hereby amended by (a) deleting the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following new definitions:

“‘Enhancement Matrix’ means either the Single A Enhancement Matrix or the Triple A Enhancement Matrix.

‘Level 1 Required Enhancement Percentage’ means on any date the sum of (a) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the amount, if any, by which the Series 2006-1 Maximum Invested Amount on such date exceeds $1,400,000,000 and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Triple A Enhancement Matrix on the line titled “Level 1 Required Enhancement Percentage” for the Applicable Option and (b) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the lesser of (x) $1,400,000,000 and (y) the Series 2006-1 Maximum Invested Amount on such date and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Single A Enhancement Matrix on the line titled “Level 1 Required Enhancement Percentage” for the Applicable Option.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

‘Level 2 Required Enhancement Percentage’ means on any date the sum of (a) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the amount, if any, by which the Series 2006-1 Maximum Invested Amount on such date exceeds $1,400,000,000 and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Triple A Enhancement Matrix on the line titled “Level 2 Required Enhancement Percentage” for the Applicable Option and (b) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the lesser of (x) $1,400,000,000 and (y) the Series 2006-1 Maximum Invested Amount on such date and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Single A Enhancement Matrix on the line titled “Level 2 Required Enhancement Percentage” for the Applicable Option.

‘Level 3 Required Enhancement Percentage’ means on any date the sum of (a) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the amount, if any, by which the Series 2006-1 Maximum Invested Amount on such date exceeds $1,400,000,000 and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Triple A Enhancement Matrix on the line titled “Level 3 Required Enhancement Percentage” for the Applicable Option and (b) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the lesser of (x) $1,400,000,000 and (y) the Series 2006-1 Maximum Invested Amount on such date and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Single A Enhancement Matrix on the line titled “Level 3 Required Enhancement Percentage” for the Applicable Option.

‘LIBO Rate’ means, with respect to each day during each Eurodollar Period pertaining to a Eurodollar Tranche, the rate per annum shown on the display designated as “LIBOR01” on the Reuters Money 3000 Service for a period equal to such Eurodollar Period at 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period; provided that in the event no such rate is shown, the LIBO Rate shall be determined by reference to such other comparable available service for displaying eurodollar rates as may be reasonably selected by the Administrative Agent; provided further that in the event no such service is available, the LIBO Rate shall be a rate per annum at which dollar deposits are offered by the principal office of JPMorgan Chase in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) on the second Business Day prior to the commencement of such Eurodollar Period for delivery on the first day of such Eurodollar Period and for a period equal to such Eurodollar Period.

‘Required Reserve Account Amount Percentage’ means on any date the sum of (a) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the amount, if any, by which the Series 2006-1 Maximum Invested Amount on such date exceeds $1,400,000,000 and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Triple A Enhancement Matrix on the line titled “Required Reserve Account Amount Percentage” for the Applicable Option and (b) the product of (i) the percentage equivalent of a fraction, the numerator of which is equal to the lesser of (x) $1,400,000,000 and (y) the Series 2006-1 Maximum Invested Amount on such date and the denominator of which is equal to the Series 2006-1 Maximum Invested Amount on such date and (ii) the percentage set forth in the Single A Enhancement Matrix on the line titled “Required Reserve Account Amount Percentage” for the Applicable Option.

‘Scheduled Expiry Date’ means, with respect to any Purchaser Group, the later of (a) February 26, 2009 and (b) the last day of any extension of the Commitment of the APA Banks included in such Purchaser Group made in accordance with Section 2.6(b).

‘Series 2006-1 Minimum Yield Rate’ means, for any Settlement Date, a rate per annum equal to the sum of (i) the Series 2006-1 Note Rate for the Series 2006-1 Interest Period ending on the day before such Settlement Date, (ii) [***]% and (iii) [***]%.”;

(b) inserting the following new defined terms in alphabetical order:

“‘Change in Control’ means (i) the acquisition by any Person or group (within the meaning of the Exchange Act and the rules of the Securities and Exchange Commission thereunder as in effect on January 1, 2006), directly or indirectly, beneficially or of record, of ownership or control of in excess of 50% of the voting common stock of PHH on a fully diluted basis at any time or (ii) if at any time, individuals who on January 1, 2006 constituted the Board of Directors of PHH (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of PHH, as the case may be, was approved by a vote of the majority of the directors then still in office who were either directors on January 1, 2006 or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of PHH then in office.

‘Net Cash Proceeds’ means, with respect to any issuance and sale of a Series of Investor Notes, the cash proceeds of such issuance and sale net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually incurred in connection with such issuance and sale.

‘PHH Credit Agreement’ means the Amended and Restated Competitive Advance and Revolving Credit Agreement, dated as of January 6, 2006, among PHH, PHH Vehicle Management Services Inc., the lenders referred to therein, Citicorp USA, Inc. as syndication agent, The Bank of Nova Scotia and Wachovia Bank, National Association, as co-documentation agents, and JPMorgan Chase, as administrative agent for the lenders, as amended, modified, supplemented or waived from time to time in accordance with its terms; provided, however, that, for the purposes of clause (y) of Article 4, PHH Credit Agreement shall mean such credit agreement without giving effect to any amendments, modifications or supplements thereto or waivers thereof after February 28, 2008 not approved by the Series 2006-1 Required Investor Noteholders.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

‘Single A Enhancement Matrix’ means the following matrix:

	Option 1	Option 2	Option 3
Level 1 Required Enhancement Percentage	[***]%	[***]%	[***]%
Level 2 Required Enhancement Percentage	[***]%	[***]%	[***]%
Level 3 Required Enhancement Percentage	[***]%	[***]%	[***]%
Required Reserve Account Amount Percentage	[***]%	[***]%	[***]%
; provided, however, that, if the Indenture Supplement with respect to any Series of Investor Notes issued after February 28, 2008 and rated A-, A or A+ by S&P or A1, A2 or A3 by Moody’s at the time of issuance requires that the Credit Enhancement with respect to such Series be a higher percentage of the Initial Invested Amount with respect to such Series during any period when a particular Overconcentration Option is in effect in accordance with Section 13.18 of the Base Indenture than the percentage for such Overconcentration Option in the matrix set forth above, the Single A Enhancement Matrix shall mean the matrix set forth above revised to include each such higher percentage.

‘Triple A Enhancement Matrix’ means the following matrix:

	Option 1	Option 2	Option 3
Level 1 Required Enhancement Percentage	[***]%	[***]%	[***]%
Level 2 Required Enhancement Percentage	[***]%	[***]%	[***]%
Level 3 Required Enhancement Percentage	[***]%	[***]%	[***]%
Required Reserve Account Amount Percentage	[***]%	[***]%	[***]%

; provided, however, that, if the Indenture Supplement with respect to any Series of Investor Notes issued after February 28, 2008 and rated AAA by S&P or Aaa by Moody’s at the time of issuance requires that the Credit Enhancement with respect to such Series be a higher percentage of the Initial Invested Amount with respect to such Series during any period when a particular Overconcentration Option is in effect in accordance with Section 13.18 of the Base Indenture than the percentage for such Overconcentration Option in the matrix set forth above, the Triple A Enhancement Matrix shall mean the matrix set forth above revised to include each such higher percentage.” ;

and (c) deleting therefrom the definition of “Telerate Page 3750” in its entirety.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3. Amendment to Article 2.  Article 2 of the Series 2006-1 Indenture Supplement is hereby amended by inserting the following new paragraph (d) to the end of Section 2.6 thereof:

“(d)  If, subsequent to February 28, 2008, the Issuer issues a new Series of Investor Notes on a date on which the Series 2006-1 Invested Amount is greater than $1,400,000,000, the Administrator shall direct the Indenture Trustee to allocate the Net Cash Proceeds thereof (or such lesser amount thereof sufficient to reduce the Series 2006-1 Invested Amount to $1,400,000,000) to the Series 2006-1 General Collection Subaccount pursuant to Section 5A.2(b)(ii) and then to the Series 2006-1 Principal Collection Subaccount pursuant to Section 5A.2(e) in order to effect a Decrease with such funds in accordance with Section 5A.2(g) and Section 2.5(a) on the earliest possible date.  In connection with any such Decrease, the Issuer shall reduce the Series 2006-1 Maximum Invested Amount in an amount at least equal to the amount of such Decrease pursuant to Section 2.6(c).”

4. Amendments to Article 3.  Article 3 of the Series 2006-1 Indenture Supplement is hereby amended by (a) inserting the word “General” after the words “Series 2006-1” and before the words “Collection Subaccount” in Section 5A.2(e) thereof, (b) deleting paragraph (x) of Section 5A.4(c) thereof in its entirety and inserting the following new clause (x) in lieu thereof:

“(x)  (A) on any Payment Date during the Series 2006-1 Revolving Period, to the Series 2006-1 Principal Collection Subaccount, an amount equal to the greater of (I) the Series 2006-1 Allocated Asset Amount Deficiency, if any, on such Payment Date and (II) if such Payment Date is during a Paydown Period, the lesser of the Series 2006-1 Principal Payment Amount for such Payment Date and the aggregate Purchaser Group Invested Amounts with respect to the Non-Extending Purchaser Groups on such Payment Date and (B) on any Payment Date during the period from and including the first day of the Series 2006-1 Amortization Period to and including the Series 2006-1 Note Termination Date, to the Series 2006-1 Principal Collection Subaccount, an amount equal to the lesser of the Series 2006-1 Principal Payment Amount for such Payment Date and the Series 2006-1 Invested Amount on such Payment Date;” ;

(c) inserting the words “Class X” before  the words “1999-1B Invested Amount” in clause (xii) of Section 5A.4(c) thereof; (d) deleting [***]% from Section 5A.12(b) thereof and inserting the words “the sum of [***]% and the then current Program Fee Rate” in lieu thereof; and (e) deleting [***]% from Section 5A.12(c) thereof and inserting the words “the sum of [***]% and the then current Program Fee Rate” in lieu thereof.

5. Amendments to Article 4.  Article 4 of the Series 2006-1 Indenture Supplement is hereby amended by (a) deleting “or” at the end of clause (u) thereof; (b) deleting clause (v) thereof in its entirety and inserting the following new clause (v) in lieu thereof:

“(v) the failure on the part of the Administrator to (i) deliver to the Indenture Trustee, the Administrative Agent and each Funding Agent a letter of independent certified public accountants of recognized national standing concerning the results of agreed upon procedures pursuant to Section 8.3(e) that is in form and substance reasonably satisfactory to the Series 2006-1 Required Investor Noteholders or (ii) duly to observe or perform in any material respect any other covenants or agreements of the Administrator set forth in the Base Indenture or this Indenture Supplement, which failure continues unremedied for a period of 30 days after there shall have been given to the Administrator by the Indenture Trustee or the Administrator and the Indenture Trustee by any Series 2006-1 Investor Noteholder, written notice specifying such default and requiring it to be remedied;” ;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) inserting after clause (v) thereof, the following new clauses (w), (x) and (y):

“(w) a Change in Control shall occur;

(x)  default shall occur in the due observance or performance of any covenant, condition or agreement contained in Section 6.6 or Section 6.7 of the PHH Credit Agreement; or

(y) an event described in paragraph (e) or (f) of Section 7 of the PHH Credit Agreement shall occur”;

and (d) replacing “then, in the case of any event described in clause (p) through (v) above” with “then, in the case of any event described in clause (p) through (y) above” therein.

6. Amendments to Article 8.  Article 8 of the Series 2006-1 Indenture Supplement is hereby amended by (a) deleting the proviso to Section 8.3(c) thereof; and (b) deleting the proviso to Section 8.3(d) thereof.

7. Amendment to Article 12.  Article 12 of the Series 2006-1 Indenture Supplement is hereby amended by deleting Section 12.20 thereof in its entirety and inserting the following new Section 12.20 in lieu thereof:

“SECTION 12.20.                                           JPMorgan Chase Conflict Waiver.  JPMorgan Chase acts as the Funding Agent with respect to one or more of the CP Conduit Purchasers  (collectively, “Conduit”) and as administrative agent for Conduit, as issuing and paying agent for Conduit’s Commercial Paper, as provider of other backup facilities for Conduit, and may provide other services or facilities from time to time (the “JPMorgan Chase Roles”).  Each of the parties hereto hereby acknowledges and consents to any and all JPMorgan Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by JPMorgan Chase’s acting as the Funding Agent with respect to Conduit or as the APA Bank with respect to Conduit and acting as or maintaining any of the JPMorgan Chase Roles, and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.”

8. Amendment to Schedule I.  Schedule I to the Series 2006-1 Indenture Supplement is hereby amended and restated to read in its entirety as set forth on Schedule A to this Second Amendment.

9. Conditions to Effectiveness.  This Second Amendment shall become effective on February 28, 2008 (the “Second Amendment Effective Date”), if each of the following conditions precedent shall have been satisfied on or prior to such day:

(a) The Administrative Agent shall have received, with a copy for each Funding Agent, this Second Amendment duly executed and delivered by the Issuer, the Administrator and the Indenture Trustee;

(b) The representations and warranties of the Issuer and VMS contained in the Transaction Documents to which each is a party shall be true and correct in all material respects as of the Second Amendment Effective Date as if made as of the Second Amendment Effective Date;

(c) The Indenture Trustee and the Administrative Agent shall have received the Consent of Purchaser Groups in the form of Exhibit A to this Second Amendment, duly executed by the CP Conduit Purchasers, the APA Banks and the Administrative Agent;

(d) The Indenture Trustee and the Administrative Agent shall have received the second amended and restated Fee Letter relating to the Series 2006-1 Indenture Supplement in the form of Exhibit B to this Second Amendment, duly executed by the Issuer, the Administrator, the Administrative Agent and each Funding Agent; and

(e) The Issuer shall have paid to the Administrative Agent on behalf of each Purchaser Group the non-refundable renewal fee contemplated by the amended and restated Fee Letter referred to in Section 9(d) hereof and all other fees due and payable to the Administrative Agent in connection with this Second Amendment.

10. Miscellaneous.

(a) Payment of Expenses.  The Issuer agrees to pay or reimburse the Indenture Trustee, the Administrative Agent, the CP Conduit Purchasers, the APA Banks and the Funding Agents for all of their respective out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, including, without limitation, the reasonable fees and disbursements of their respective counsel.

(b) No Other Amendments; Confirmation.  Except as expressly amended, modified and supplemented hereby, the provisions of the Series 2006-1 Indenture Supplement are and shall remain in full force and effect.

(c) Governing Law.   THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(d)  Counterparts.  This Second Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.  A set of the copies of this Second Amendment signed by all the parties shall be lodged with the Indenture Trustee.  This Second Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the Issuer, the Administrator and the Indenture Trustee have caused this Second Amendment to be duly executed by their respective officers as of the day and year first above written.

CHESAPEAKE FUNDING LLC

By: /s/ Mark E. Johnson
   Name: Mark E. Johnson
   Title:   Vice President and Treasurer

PHH VEHICLE MANAGEMENT SERVICES, LLC

By: /s/ Mark E. Johnson
   Name: Mark E. Johnson
   Title:   Vice President and Treasurer

THE BANK OF NEW YORK, as successor Indenture Trustee

By: /s/ Jared Fischer
   Name: Jared Fischer
   Title:   Assistant Treasurer

EXHIBIT A
TO SECOND AMENDMENT
TO SERIES 2006-1

INDENTURE SUPPLEMENT

Consent of Purchaser Groups

Reference is made to (i) that certain Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007 (as further amended or supplemented, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator (the “Administrator”), the several commercial paper conduits listed on Schedule I thereto (the “CP Conduit Purchasers”), the banks party thereto with respect to each CP Conduit Purchaser (the “APA Banks”), the agent banks party thereto with respect to each CP Conduit Purchaser (the “Funding Agents”), JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the CP Conduit Purchasers, the APA Banks and the Funding Agents, and The Bank of New York, as successor to JPMorgan Chase Bank, N.A., as Indenture Trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006 between the Issuer and the Indenture Trustee pursuant to which the Series 2006-1 Investor Notes were issued to the CP Conduit Purchasers and (ii) that certain Second Amendment to the Series 2006-1 Indenture Supplement, dated as of February 28, 2008 (the “Second Amendment”), among the Issuer, the Administrator and the Indenture Trustee.  All capitalized terms defined in the Series 2006-1 Indenture Supplement and used herein shall have the meanings given to them therein.

The undersigned hereby consent to the execution, delivery and performance of the Second Amendment by the parties thereto.

Dated:  February 28, 2008

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Executive Director

PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Executive Director

FALCON ASSET SECURITIZATION COMPANY LLC, as a CP Conduit Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Executive Director

JPMORGAN CHASE BANK, N.A., as an APA Bank

By: /s/ Jill T. Lane
Name: Jill T. Lane
Title: Executive Director

CRC FUNDING, LLC, as a CP Conduit Purchaser
By: CITICORP NORTH AMERICA, INC.,
As Attorney-in-Fact
By: /s/ James H. Matland
Name: James H. Matland
Title: Director
CITIBANK, N.A., as an APA Bank
By: /s/ James H. Matland
Name: James H. Matland
Title: Director

VARIABLE FUNDING CAPITAL COMPANY LLC, as a CP Conduit Purchaser
By: WACHOVIA CAPITAL MARKETS, LLC,
As Attorney-in-Fact

By: /s/ Douglas R. Wilson, Sr.
Name: Douglas R. Wilson, Sr.
Title: Director
WACHOVIA BANK, NATIONAL ASSOCIATION, as an APA Bank
By: /s/ Kevin McConnoll
Name: Kevin McConnoll
Title: Managing Director

YC SUSI TRUST, as a CP Conduit Purchaser By: Bank of America, National Association, as Administrative Trustee

By: /s/ Leif E. Rauer
Name: Leif E. Rauer
Title: Vice President
BANK OF AMERICA, NATIONAL ASSOCIATION, as an APA Bank
By: /s/ Leif E. Rauer
Name: Leif E. Rauer
Title: Vice President

LIBERTY STREET FUNDING LLC, as a CP Conduit Purchaser
By: /s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President
THE BANK OF NOVA SCOTIA, as an APA Bank
By: /s/ Michael Eden
Name: Michael Eden
Title: Director

PARADIGM FUNDING, LLC, as a CP Conduit Purchaser
By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President
WESTLB AG, NEW YORK BRANCH, as an APA Bank
By: /s/ Michael Gilhuley
Name: Michael Gilhuley
Title: Associate Director
By: /s/ Liyin Liang
Name: Liyin Liang
Title: Director

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser
By: /s/ Richard McBride
Name: Richard McBride
Title: Director
By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director
CALYON NEW YORK BRANCH, as an APA Bank
By: /s/ Richard McBride
Name: Richard McBride
Title: Director
By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

THAMES ASSET GLOBAL SECURITIZATION NO.1 INC., as a CP Conduit Purchaser
By: /s/ R. Douglas Donaldson
Name: R. Douglas Donaldson
Title: Treasurer
THE ROYAL BANK OF SCOTLAND, NEW YORK BRANCH, as an APA Bank
By: /s/ James P. Wilson
Name: James P. Wilson
Title: Senior Vice President

EXHIBIT B
TO SECOND AMENDMENT
TO SERIES 2006-1

INDENTURE SUPPLEMENT

Chesapeake Funding LLC
940 Ridgebrook Road
Sparks, Maryland 21152

February 28, 2008

Second Amended and Restated Series 2006-1 Indenture Supplement Fee Letter

JPMorgan Chase Bank, N.A.

10 South Dearborn, IL1-0597

Chicago, Illinois 60670

Ladies and Gentlemen:

Reference is hereby made to the Series 2006-1 Indenture Supplement, dated as of March 7, 2006, as amended by the First Amendment thereto, dated as of March 6, 2007, and the Second Amendment thereto, dated as of the date hereof (as further amended or supplemented from time to time, the “Series 2006-1 Indenture Supplement”), among Chesapeake Funding LLC, as the issuer (the “Issuer”), PHH Vehicle Management Services, LLC, as administrator, JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), as administrative agent (the “Administrative Agent”), the CP Conduit Purchasers, APA Banks and Funding Agents named therein and The Bank of New York, as successor to JPMorgan Chase Bank, N. A., as indenture trustee (the “Indenture Trustee”), to the Base Indenture, dated as of March 7, 2006, between the Issuer and the Indenture Trustee.  Capitalized terms used but not defined herein are used with the meanings assigned to them in the Series 2006-1 Indenture Supplement.

This Fee Letter sets forth (i) the definitions of Applicable Margin, Commitment Fee Rate and Program Fee Rate used in the Series 2006-1 Indenture Supplement and (ii) the fees to be paid by the Issuer to the Administrative Agent on behalf of each Purchaser Group on the date hereof.

The following terms shall have the following meanings:

“Applicable Margin” means on any date of determination, [***]% per annum; provided, however that after the occurrence of an Amortization Event or a Potential Amortization Event, the Applicable Margin shall equal [***]% per annum.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Commitment Fee Rate” means [***]% per annum; provided, however, that the Commitment Fee Rate on any day during the Fourth Period on which the Series 2006-1 Maximum Invested Amount is greater than $2,400,000,000 shall be [***]% per annum.

“First Period” means the period from and including February 28, 2008 to and including May 31, 2008.

“Fourth Period” means the period from and including February 1, 2009 to and including February 26, 2009.

“Program Fee Rate” means [***]% per annum; provided, however, that (a) the Program Fee Rate on any day during (i) the Second Period on which the Series 2006-1 Maximum Invested Amount is greater than $2,400,000,000, (ii) the Third Period on which the Series 2006-1 Maximum Invested Amount is greater than $1,900,000,000 but not greater than $2,400,000,000 or (iii) the Fourth Period on which the Series 2006-1 Maximum Invested Amount is greater than $1,400,000,000 but not greater than $1,900,000,000 shall be [***]% per annum, (b) the Program Fee Rate on any day during (i) the Third Period on which the Series 2006-1 Maximum Invested Amount is greater than $2,400,000,000 or (ii) the Fourth Period on which the Series 2006-1 Maximum Invested Amount is greater than $1,900,000,000 but not greater than $2,400,000,000 shall be [***]% per annum and (c) the Program Fee Rate on any day during the Fourth Period on which the Series 2006-1 Maximum Invested Amount is greater than $2,400,000,000 shall be [***]% per annum.

“Second Period” means the period from and including June 1, 2008 to and including September 30, 2008.

“Third Period” means the period from and including October 1, 2008 to and including January 31, 2009.

On the date hereof, the Issuer shall pay to the Administrative Agent on behalf of each Purchaser Group an amount equal to [***]% of the Maximum Purchaser Group Invested Amount with respect to such Purchaser Group.

Once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances.  All fees payable hereunder shall be paid in immediately available funds and shall be in addition to reimbursement of the reasonable out-of-pocket expenses of each Purchaser Group.

It is understood and agreed that this Fee Letter shall not constitute or give rise to any obligation to provide any financing; such an obligation will arise only to the extent provided in the Series 2006-1 Indenture Supplement.  This Fee Letter may not be amended or waived except by an instrument in writing signed by the Issuer and each of the undersigned parties.  This Fee Letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.  This Fee Letter may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this Fee Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Please confirm that the foregoing is our mutual understanding by signing and returning to us an executed counterpart of this Fee Letter.

Very truly yours,

CHESAPEAKE FUNDING LLC
By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title: Vice President and Treasurer

Accepted and agreed to as of
the date first written above by:

PHH VEHICLE MANAGEMENT SERVICES, LLC,
  as Administrator

By: /s/ Mark E. Johnson
Name: Mark E. Johnson
Title:   Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as
   Administrative Agent

By:   /s/ Jill T. Lane
Name:  Jill T. Lane
Title:    Executive Director

JPMORGAN CHASE BANK, N.A., as
   Funding Agent

By:   /s/ Jill T. Lane
Name:  Jill T. Lane
Title:    Executive Director

CITICORP NORTH AMERICA, INC., as
   Funding Agent

By:   /s/ James H. Matland
Name: James H. Matland
Title:   Director

WACHOVIA BANK, NATIONAL
  ASSOCIATION, as Funding Agent

By: /s/ Kevin McConnoll
Name: Kevin McConnoll
Title:   Managing Director

BANK OF AMERICA, NATIONAL
   ASSOCIATION, as Funding Agent

By: / s/ Leif E. Rauer
Name: Leif E. Rauer
Title:   Vice President

THE BANK OF NOVA SCOTIA, as
   Funding Agent

By: / s/ Michael Eden
Name: Michael Eden
Title:   Director

WESTLB AG, NEW YORK BRANCH, as
   Funding Agent

By: / s/ Michael Gilhuley
Name: Michael Gilhuley
Title:   Associate Director

By: / s/ Liyin Liang
Name: Liyin Liang
Title:   Director

THE ROYAL BANK OF SCOTLAND PLC, as
   Funding Agent

By: / s/ David Viney
Name: David Viney
Title:   Senior Director

CALYON NEW YORK BRANCH, as
   Funding Agent

By: / s/ Richard McBride
Name: Richard McBride
Title:   Director

By: / s/ Kostantina Kourrmpetis
Name: Kostantina Kourmpetis
Title:   Managing Director

Schedule A
SCHEDULE I TO SERIES 2006-1 INDENTURE SUPPLEMENT
CP Conduit Purchaser	APA Bank	APA Bank Percentage	Funding Agent	Maximum Purchaser Group Invested Amount	Match Funding
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]
[***]	[***]		[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.